SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 July 23, 1997
                                 ---------------
                       (Date of earliest event reported)




                           CITIZENS UTILITIES COMPANY
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



          Delaware                    001-11001              06-0619596
----------------------------   ------------------------  ----------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)



High Ridge Park, P.O. Box 3801, Stamford, Connecticut        06905
-----------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (203) 329-8800
                                 --------------
              (Registrant's telephone number, including area code)


                            No change since last report
                            ---------------------------
              (Former name or address, if changed since last report)

Item 5.  Other Events
         ------------
                 Citizens Utilities Company announced today that the Company's Series A common stock will be converted into Series B common stock effective
August 25, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
         (c)      Exhibits

                  99 Press release of Citizens Utilities Company released July 23, 1997.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITIZENS UTILITIES COMPANY
                           --------------------------
                                  Registrant




                            By:/s/ Livingston E. Ross
                               -----------------------------
                               Vice President and Controller



Date:    July 23, 1997